UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2014

MATTERSIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27975	36-4304577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 S. Wacker Drive, Suite 820 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(877) 235-6925

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

On July 15, 2014, Mattersight Corporation announced certain preliminary financial results of operations for the second quarter of 2014. A copy of the press release announcing such results is included as Exhibit 99.1 to this Form 8-K report and is incorporated by reference.

The information set forth in this Item 2.02, as well as Exhibit 99.1 referenced therein, shall be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by the Company on July 15, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTERSIGHT CORPORATION

Date: July 15, 2014	By:	/s/ MARK ISERLOTH
	Name:	Mark Iserloth
	Title:	Vice President and Chief Financial Officer